PROMISSORY NOTE B

U.S. $14,500,000.00 December 31st, 2012

FOR VALUE RECEIVED, the undersigned, 734 CITRUS HOLDINGS, LLC, a Florida limited liability company, 734 LMC GROVES, LLC, a Florida limited liability company, 734 CO-OP GROVES, LLC, a Florida limited liability company, 734 BLP GROVES, LLC, a Florida limited liability company, and 734 HARVEST, LLC, a Florida limited liability company, being collectively referred to as the "Borrower" (and unless otherwise provided the term "Borrower" shall apply to each of said four limited liability companies both separately and collectively), jointly and severally, promise to pay to the order of PRUDENTIAL MORTGAGE CAPITAL COMPANY, LLC, a Delaware limited liability company, its successors and assigns ("Holder") the principal sum of Fourteen Million Five Hundred Thousand and NO/100 Dollars ($14,500,000.00), with interest thereon, from the date hereof until the Maturity Date payable as provided herein at the rate of five and thirty-five hundredths (5.35%) percent per annum. Capitalized terms used herein without definition shall have the meanings ascribed to them in the Instrument, as defined herein.

The principal and interest of this Promissory Note B (" Promissory Note" and the loan evidenced thereby are referred to herein as "Loan B") are to be paid in installments as follows:

(i) quarterly interest payments of accrued interest on the principal balance remaining outstanding, from time to time, shall be paid by Borrower to Holder

Reference Loan No: 717-610-637

beginning on the first (l ") day of June, 2013 and continuing on the first (l ") day of each September, December, March and June thereafter; and

(ii) quarterly principal reduction payments shall be made by Borrower to Holder in the amount of One Hundred Forty Five Thousand and NO/100 Dollars (U.S. $145,000.00) each, commencing on the first (1st) day of June, 2013 and continuing on the first (L") day of each September, December, March and June thereafter; and

(iii) the entire then remaining outstanding balance of all principal and accrued interest thereon shall be due and payable, in full, on the first (1st) day of June, 2033 (the "Maturity Date").

Unless otherwise provided by law, all payments made by Borrower will be applied first to any costs and expenses incurred by Holder in enforcing or collecting this Promissory Note, including reasonable attorney fees, and then to any advances and expenditures made by Holder to protect its interests under this Promissory Note, the Instrument or any other document given to secure Borrower's payment of this indebtedness. Any remaining amounts will then be applied to interest due with the balance, if any, to be applied on account of principal.

For the purposes of calculating interest under this Promissory Note, a year of 360 days consisting of twelve (12) thirty (30) day months shall be employed regardless of the actual time elapsed.

All payments under this Promissory Note shall be made, without offset or deduction, (a) in lawful money of the United States of America at the office of Holder or at such other place (and in the manner) Holder may specify by written notice to Borrower, (b) in immediately available federal funds by federal wire transfer, and (c) if received by Holder prior to 2 P.M.

Reference Loan No: 717 -610-637

local time in the place so designated by Holder for payments under this Promissory Note, shall be credited on that day, or, if received by Holder on or after 2 P.M. local time in the place so designated by Holder for payments under this Promissory Note, shall, at Holder's option, be credited on the next Business Day. If any payment due date falls on a day which is not a Business Day, then the payment due date shall be deemed to have fallen on the next succeeding Business Day. The term "Business Day" shall mean each Monday through Friday except for days in which commercial banks are not authorized to open or are required by law to close in the State in which the place designated by Holder for payments under this Promissory Note is located.

Both principal and interest shall be payable in lawful money of the United States of America by federal wire transfer unless directed by Holder in writing to be otherwise forwarded to Prudential Asset Resources, Inc. Mortgage Loan Servicing, 2100 Ross Avenue, Suite 2500, Dallas, Texas 75201 or such other place as the Holder hereof may, from time to time, designate in writing.

In the event that any payment of principal and/or interest due under this Promissory Note should not be fully made by the fifth (5th) day following the due date thereof, then:

(A). A late charge of $0.05 for each ($1.00) Dollar of such payment shall automatically become due to the Holder of this Promissory Note and be secured by the Instrument. This charge shall be in addition to all other rights and remedies available to the Holder of this Promissory Note upon the occurrence of a default under the Promissory Note or any other Loan Document (as hereinafter defined); and

(B). The Holder of this Promissory Note shall have the right, upon written notice to Borrower, to increase the rate of interest per annum on the entire principal balance of this Promissory Note then outstanding, from the Note Rate to the Default Rate (as hereinafter

Reference Loan No: 717-610-637

defined) and, upon said notice and unless Borrower shall pay to Holder the amount of such overdue payment together with the late charge assessed thereon within three (3) Business Days of Borrower's receipt of said notice (which receipt shall be conclusively presumed to have occurred on the third Business Day following the date such notice was placed in the mail with the United States Postal Service or on the date of actual delivery if delivered personally or by private carrier/messenger service), such increase to the Default Rate shall remain in force and effect for so long as such default shall continue or the Holder otherwise agrees. Interest at the Default Rate is in addition to and not in lieu of any Prepayment Premium due after acceleration of the indebtedness due hereunder by Holder after an Event of Default. The Default Rate shall also apply to any judgment obtained with respect to the Obligations and/or any Loan Document from the date such judgment becomes due and owing under a final and non-appealable order until the amount of such judgment is paid in full.

As used herein, "Note Rate" is defined as the contract rate of interest stated above in the first paragraph of this Promissory Note. "Default Rate" is defined as the lesser of (i) the maximum rate allowed by applicable law or (ii) the per annum rate equal to the Note Rate plus Five Percent (5%).

The Borrower severally waives presentment for payment, demand, notice of demand and of dishonor and nonpayment of this Promissory Note, notice of intention to accelerate and notice of acceleration of the maturity of this Promissory Note, protest and notice of protest, diligence in collecting and the bringing of suit against any other party and said Borrower agrees to all renewals, extensions, modifications, partial payments, releases or substitutions of security, in whole or in part, with or without notice, before or after maturity, all without in any way affecting the liability of Borrower under this Promissory Note.

Reference Loan No: 717-610-637

Should this Promissory Note be signed by more than one person and/or firm and/or corporation, all of the obligations herein contained shall be considered joint and several obligations of each signer hereof.

This Promissory Note evidences Borrower's unconditional obligation to repay the indebtedness described herein. This Promissory Note and interest hereon are secured by a Mortgage and Security Agreement of even date herewith by Borrower to Holder (the "Instrument") executed in seven counterparts, one of each counterpart to be recorded in the Public Records of Collier, Hardee, Hendry, Highlands, Martin, Osceola and Polk Counties, Florida, which Instrument encumbers property located in said counties and, unless otherwise stated herein, this Promissory Note is to be construed according to the laws of the State of Florida. The payment of this Promissory Note is secured by, among other things, the aforementioned Instrument together with the Loan Commitment, any and all mortgages, deeds of trust, security agreements, financing statements assignments of leases and rents, loan agreements, guarantees, letters of credit and any other documents and instruments, now or hereafter executed by Borrower, or any other party, to evidence, secure or guarantee the payment of this Promissory Note and any and all renewals, extensions, amendments and replacements hereof. All of the foregoing instruments as well as this Promissory Note and the Other Notes, defined below, are collectively referred to herein as the "Loan Document(s)". Promissory Note A in the face amount of Fourteen Million Five Hundred Thousand and No/100 Dollars ($14,500,000.00) from Borrower to Holder on even date herewith ("Note A" and the loan evidenced thereby is referred to as "Loan A") and Promissory Note C in the face amount of up to Five Million and No/100 Dollars ($5,000,000.00) from Borrower to Holder on even date herewith ("Note C" and the loan evidenced thereby is referred to as "Loan C") are collectively herein referred to as the "Other Notes" and Loan A, Loan Band Loan C constitute an aggregate loan from Holder to Borrower on even date herewith in the total face amount of up to Thirty Four Million and NO/100 Dollars ($34,000,000.00), which is hereafter referred to as the "Loan" and is evidenced by this Promissory Note, Note A and Note C. The terms of the Loan Document(s) are incorporated

Reference Loan No: 717-610-637

herein by this reference. A default in this Promissory Note, after expiration of all applicable grace and notice periods herein, is a default in the Other Notes and in the other Loan Documents and a default in the Other Notes and/or in the other Loan Documents, after expiration of all applicable grace and notice periods therein, is a default herein.

This Promissory Note may be declared due (accelerated) at the option of the Holder hereof prior to its expressed maturity date for an Event of Default, as defined in the Instrument and after the expiration of applicable grace and notice periods therein. In the event of such acceleration, all of the then remaining principal and interest, together with any Prepayment Premium due under the terms of this Promissory Note shall become at once due and payable without further notice, demand or presentment for payment. Borrower agrees that any Prepayment Premium due upon any such acceleration by Holder is in addition to the remedy of acceleration and is not in lieu thereof and is in addition to both the collection of interest at the Note Rate or Default Rate, as applicable, and collection of Late Charges hereunder.

The privilege granted to Borrower to make unscheduled principal reduction payments of the indebtedness evidenced by this Promissory Note and the terms under which this Promissory Note may be prepaid by Borrower and the applicable Prepayment Premium (as defined in the Prepayment Rider) that will be due upon any such unscheduled prepayment(s) of this indebtedness are set forth in the Prepayment Rider attached hereto and incorporated herein by this reference. Terms defined in this Promissory Note shall also be applicable to the use of such terms in the Prepayment Rider.

It is the intent of the Holder of this Promissory Note and the Borrower in the execution of this Promissory Note, the Loan Documents and all other instruments now or hereafter securing this Promissory Note to contract in strict compliance with all applicable laws and, in particular, with applicable usury law. In furtherance thereof, said Holder and the Borrower stipulate and agree that none of the terms and provisions contained in this Promissory Note, or in any other

Reference Loan No: 717-610-637

instrument executed in connection herewith, shall ever be construed to create a contract to pay interest at a rate in excess of the maximum interest rate permitted to be charged by applicable law for the use, forbearance or detention of money or to pay any other amount not permitted by law. Neither the Borrower nor any guarantors, endorsers or other parties now or hereafter becoming liable for payment of this Promissory Note shall ever be required to pay interest on this Promissory Note at a rate in excess of the maximum interest that may be lawfully charged or to make any other payment(s) not permitted under applicable law. The provisions of this paragraph shall control over all other provisions of this Promissory Note and any other instruments now or hereafter executed in connection herewith which may be in apparent conflict herewith. The Holder of this Promissory Note expressly disavows any intention to charge any amount not permitted by law or to collect excessive, unearned interest or finance charges under this Promissory Note, or in the event the maturity of this Promissory Note is accelerated. If the maturity of this Promissory Note shall be accelerated, for any reason, or if the principal of this Promissory Note is paid prior to the end of the term of this Promissory Note and, as a result thereof, the interest or any other charge received for the actual period of existence of the loan evidenced by this Promissory Note exceeds the applicable maximum lawful rate for such interest or other charge, the Holder of this Promissory Note shall, at its option, either refund to the Borrower the amount of such excess or credit the amount of such excess against the principal balance of this Promissory Note then outstanding and thereby shall render inapplicable any and all penalties of any kind provided by applicable law as a result of such excess interest or other charge. In the event that any Holder of this Promissory Note shall collect monies which are deemed to constitute interest which would increase the effective interest rate on this Promissory Note to a rate in excess of that permitted to be charged by applicable law, all such sums deemed to constitute interest in excess of the lawful rate shall, upon such determination, at the option of the Holder of this Promissory Note be either immediately returned to the Borrower or credited against the principal balance of this Promissory Note then outstanding, in which event any and all penalties of any kind under applicable law as a result of such excess interest shall be inapplicable. By execution of this Promissory Note the B01TOwer acknowledge(s) that Borrower believe(s) the

Reference Loan No: 717-610-637

loan evidenced by this Promissory Note to be non-usurious and agrees that if, at any time, the Borrower should have reason to believe that such loan is in fact usurious or any other charge exceeds that permitted by applicable law, Borrower will give the Holder of this Promissory Note notice of such condition and the Borrower agree(s) that said Holder shall have thirty (30) days in which to make appropriate refund or other adjustment in order to correct such condition, if in fact such exists. The term "applicable law" as used in this Promissory Note shall mean the laws of the State Florida, as such laws now exist or may be changed or amended or come into effect in the future.

Should the indebtedness represented by this Promissory Note or any part thereof be enforced or collected at law or in equity or through any bankruptcy, receivership, probate or other court proceedings or if this Promissory Note is placed in the hands of attorneys for collection after default, and expiration of all applicable grace and notice periods, the Borrower agrees to pay to the Holder of this Promissory Note, in addition to the principal and interest due and payable hereon and to the full extent permitted by law, all reasonable attorneys' fees and reasonable costs of collection. For purposes of this paragraph "costs of collection" shall be deemed to include (by way of example and not by limitation), among other reasonable costs, all reasonable costs incurred in securing and protecting any of the real property or personal property described in the Loan Documents and Holder's interest therein, together with all reasonable fees and expenses charged by the attorneys engaged by Holder for collection purposes.

Any forbearance, failure or delay by Holder in exercising any right, power or remedy provided herein or in the Loan Documents or provided by law shall not preclude a further or subsequent exercise thereof or constitute a waiver of default by Borrower and every such right, power or remedy of Holder shall continue in full force and effect unless such right, power and remedy and each such default or breach by Borrower is separately and specifically waived by Holder in writing.

Reference Loan No: 717-610-637

If any clause, term or provision of this Promissory Note or any of the Loan Documents is held to be unenforceable by a court of competent jurisdiction, said clause, term, provision so held to be unenforceable shall be stricken and all the remaining portions of this Promissory Note and/or the Loan Documents shall remain in full force and effect.

Borrower and all persons or entities holding any legal or beneficial interest whatsoever in Borrower or any security for this Promissory Note are not included in, owned by, controlled by, acting for or on behalf of, providing assistance, support, sponsorship, or services or any kind to, or otherwise associated with any of the persons or entities referred to or described in Executive Order 13224 - Blocking Property and Prohibiting Transactions with Persons Who Commit, Threaten to Commit, or Support Terrorism, as amended. It shall constitute an Event of Default hereunder and under the Instrument securing this instrument if the foregoing representation and warranty shall ever become false.

Neither Borrower, nor any persons holding any legal or beneficial interest whatsoever in any collateral given by Borrower to secure this Promissory Note shall, at any time during the term of the loan evidenced by this Promissory Note, be described in, covered by or specially designated pursuant to or be affiliated with any persons described in, covered by or specially designated pursuant to Executive Order 13224, as amended, or any similar list issued by the Office of Foreign Assets Control ("OF AC") or any other department or agency of the United States of America. Notwithstanding the foregoing, Borrower hereby confirm(s) that if he/she//they/it become(s) aware or receives any notice of any violation of the foregoing covenant and agreement (an "OFAC Violation") Borrower will immediately (i) give notice to Holder of such OFAC Violation, and (ii) comply with all Laws applicable to such OFAC Violation, including, without limitation, Executive Order 13224; the International Emergency Economic Powers Act 50 U.S.C. Sections 1701-06; the Iraqi Sanctions Act, Pub. L. 101-513,104 Stat. 2047-55; the United Nations Participation Act, 22 U.S.C. Section 287c; the Antiterrorism and Effective Death Penalty Act, (enacting 8 U.S.C. Section 219, 18 U.S.C.

Reference Loan No: 717-610-637

Section 2332d, and 18 U.S.C. Section 2339b); the International Security and Development Cooperation Act, 22 U.S.C. Section 2349 aa-9; the Terrorism Sanctions Regulations, 31 C.F.R. Part 595; the Terrorism List Governments Sanctions Regulations, 31. C.F.R Part 596; and the Foreign Terrorist Organizations Sanctions Regulations, 31 C.F.R. Part 597 (collectively, the "Anti-Terrorism Regulations") and Borrower hereby authorize(s) and consent(s) to Holder's taking any and all reasonable steps Holder deems necessary, in its sole discretion, to comply with all Laws applicable to any such OF AC Violation, including the requirements of the Anti• Terrorism Regulations. Notwithstanding anything to the contrary in this Section, Borrower shall not be deemed to be in violation of the covenants and agreements set forth in the first sentence of this Section if Borrower timely comply(ies) with all requirements imposed by the foregoing sentence and all requirements of the Anti-Terrorism Regulations and all other applicable Laws relating to such OF AC Violation.

Borrower acknowledge(s), represent(s) and warrant(s) to Holder that:

(a) the primary purpose for the within loan is business and investment (and not for personal, family or household purposes); and

(b) none of the proceeds to be distributed under this Promissory Note will be used to acquire (or refinance the acquisition price of) real property or personal property which was or is to be used as a primary residence of Borrower or any other party to any of the Loan Documents.

Without limiting the right of Holder to bring any action or proceeding against the undersigned or its property arising out of or relating to the Obligations, as defined in the Instrument, (an "Action") in the courts of other jurisdictions to the extent necessary to satisfy jurisdiction and venue requirements as to Borrower (the "Jurisdiction and Venue Exception"), Holder and Borrower hereby irrevocably submit to the jurisdiction of any state circuit court in Florida having jurisdiction over any cause of action set forth in the Action for any county in which any part of the Premises is located even if located in more than one county and regardless

Reference Loan No: 717-610-637

of whether such counties are contiguous or in any United States District Court for the district including any said counties where the Premises are located. Further, subject to the Jurisdiction and Venue Exception, Holder and Borrower hereby irrevocably agree that any Action may be heard and determined in any of such state circuit court or in any such federal district court as the sole and exclusive courts and venue for any such Action. Holder, subject to the Jurisdiction and Venue Exception, and Borrower hereby irrevocably waive, to the fullest extent that it may effectively do so, the defense of an inconvenient forum to the maintenance of any Action in such jurisdiction. Holder, subject to the Jurisdiction and Venue Exception, and Borrower hereby irrevocably agree that the summons and complaint or any other process in any Action in any jurisdiction may be served in any manner authorized by applicable law. Such service will be complete as provided under applicable law and the time to respond shall be governed by applicable law.

WAIVER OF JURY TRIAL. THE BORROWER, HOLDER AND ALL ENDORSERS, GUARANTORS AND SURETIES, TO THE FULL EXTENT PERMITTED BY LAW, DO HEREBY WAIVE AND COVENANT THAT EACH WILL NOT ASSERT, WHETHER AS PLAINTIFF, DEFENDANT OR OTHERWISE, ANY RIGHT TO TRIAL BY JURY IN ANY FORUM IN RESPECT OF ANY ISSUE, CLAIM, DEMAND, ACTION OR CAUSE OF ACTION ARISING OUT OF OR BASED UPON THIS PROMISSORY NOTE, THE SUBJECT MATTER HEREOF, THE OTHER NOTES, THE INSTRUMENT OR ANY LOAN DOCUMENT(S) OR OTHER INSTRUMENT RELATING HERETO, IN EACH CASE WHETHER NOW EXISTING OR HEREAFTER ARISING OR WHETHER IN CONTRACT OR IN TORT OR
OTHERWISE.

[SIGNATURE BLOCKS ON SUBSEQUENT PAGES]

Reference Loan No: 717-610-637

IN WITNESS WHEREOF, this Promissory Note has been executed by as of the date first set forth above.

"BORROWER"

734 CITRUS HOLDINGS, LLC, a Florida limited liability company

By: /s/ Remy W. Trafelet
(Signed Name)

As: Remy W. Trafelet, Manager

"BORROWER"

734 LMC GROVES, LLC, a Florida limited liability company

By: /s/ Thomas B. Powers
(Signed Name)

Its: Thomas Brian Powers, Manager

"BORROWER"

734 CO-OP GROVES, LLC, a Florida limited liability company

By: /s/ Clayton G. Wilson
(Signed Name)

Its: Clayton G. Wilson, Manager

"BORROWER"

734 BLP GROVES, LLC, a Florida limited liability company

By: /s/ Clayton G. Wilson
(Signed Name)

Its: Clayton G. Wilson, Manager

"BORROWER"

734 HARVEST, LLC, a Florida limited liability company

By: /s/ Jerry L. Brewer
(Signed Name)

Its: Jerry L. Brewer, Manager

PREPAYMENT RIDER

Subject to payment of the Prepayment Premium referred to below and all accrued interest and other sums due under this Promissory Note, Borrower shall have the right to prepay all or any part of the outstanding principal balance of this Promissory Note, on any date (the "Prepayment Date"), upon giving not less than thirty (30) days prior written notice to Holder of Borrower's intention to prepay. Any partial prepayment must be in a minimum amount of Two Hundred Fifty Thousand and No/100 ($250,000.00). No partial prepayment shall result in any adjustment of the amount of the scheduled payments thereafter becoming due.

Except for any prepayments of principal made with the proceeds received in connection with any condemnation action if applicable law does not allow such proceeds to be subject to prepayment premiums (collectively the "Exempt Prepayments"), if all or any portion of the outstanding principal balance of this Promissory Note is prepaid for any reason whether voluntary or involuntary or after acceleration by Holder upon a default by Borrower under this Promissory Note, the Instrument or any Loan Document, Borrower shall pay Holder a prepayment premium (the "Prepayment Premium") equal to the greater of (i) or (ii) below:

(i) one half of one percent (0.50%) of the principal amount of this Promissory

Note being prepaid; or,

(ii) an amount equal to the Present Value of Loan B (as hereinafter defined) less the amount of principal of this Promissory Note being prepaid including accrued interest, if any, calculated as of the Prepayment Date.

Reference Loan No: 717-610-637

Holder will notify Borrower of the amount and basis of the determination of the Prepayment Premium. On or before the Prepayment Date, Borrower shall pay to Holder the Prepayment Premium together with the amount of the principal being prepaid and all accrued interest and other sums due under this Promissory Note and under Loan B.

Holder shall not be obligated to accept any prepayment of the principal balance of this Promissory Note unless such prepayment is accompanied by any Prepayment Premium, all accrued interest and all other sums due under Loan B.

For the purposes of determining the Prepayment Premium, the following terms shall have the following meanings:

The "Treasury Rate" is the semi-annual yield on the Treasury Constant Maturity Series with maturity equal to the remaining weighted average life of Loan B, for the week prior to the Prepayment Date, as reported in Federal Reserve Statistical Release H.15 - Selected Interest Rates, conclusively determined by Holder on the Prepayment Date. The rate will be determined by linear interpolation between the yields reported in Release H.15, if necessary. In the event Release H.15 is no longer published, Holder shall select a comparable publication to determine the Treasury Rate.

The "Discount Rate" is the rate which, when compounded quarterly, is equivalent to the Treasury Rate, when compounded semi-annually.

The "Present Value of Loan B" shall be determined by discounting all scheduled payments of principal and interest (at the Note Rate even if interest is then accruing at the Default Rate) remaining through the Maturity Date attributed to the amount being prepaid under this Promissory Note, at the Discount Rate. If prepayment occurs on a date other than a regularly scheduled payment date, the actual number of days remaining

Reference Loan No: 717-610-637

from the Prepayment Date to the next regularly scheduled payment date will be used to discount within this period.

Borrower agrees that Holder shall not be obligated to reinvest the amount prepaid in any Treasury obligations as a condition precedent to receiving the Prepayment Premium.

A default by Borrower in any payment of any amount(s) due under this Promissory Note or a default or breach of any of Borrower's duties and obligations under the Instrument or any of the other Loan Documents as to which Holder accelerates all indebtedness due under this Promissory Note, shall conclusively be deemed an effort by the Borrower to effect a voluntary prepayment of the Promissory Note. The Prepayment Premium for such voluntary prepayment (excluding Exempt Prepayments) shall become effective, due and payable as of the day prior to the date of acceleration of this Promissory Note (the "Effective Date"). The related Prepayment Premium, whether paid from the proceeds of a foreclosure sale or otherwise, shall be calculated, due, and payable as of the Effective Date.

It is the express intention of the parties that any application of the Default Rate before, upon and/or after acceleration of the indebtedness due under this Promissory Note by Holder as permitted in this Promissory Note is in addition to, and not in lieu of any Prepayment Premium provided for herein whether any Event of Default upon which acceleration is based is intentional or unintentional. In addition to voluntary prepayments, the above Prepayment Premium shall also be due upon involuntary and voluntary defaults upon acceleration of the indebtedness due hereby by Holder and is not in lieu of the right to accelerate and shall be in addition to the collection of interest at the Default Rate under the Promissory Note and in addition to the collection of Late Charges under the Promissory Note.
No unscheduled prepayment of amounts due under this Promissory Note, whether made pursuant to the provisions of this Rider, or otherwise, shall result in the adjustment or reduction of any scheduled payment of principal and interest as set forth in this Promissory Note.

Reference Loan No: 717-610-637

[SIGNATURE AND NOTARY BLOCKS ON SUBSEQUENT PAGES]

"BORROWER"

734 CITRUS HOLDINGS, LLC, a Florida limited liability company

By: /s/ Remy W. Trafelet
(Signed Name)

As: Remy W. Trafelet, Manager

"BORROWER"

734 LMC GROVES, LLC, a Florida limited liability company

By: /s/ Thomas B. Powers
(Signed Name)

Its: Thomas Brian Powers, Manager

"BORROWER"

734 CO-OP GROVES, LLC, a Florida limited liability company

By: /s/ Clayton G. Wilson
(Signed Name)

Its: Clayton G. Wilson, Manager

"BORROWER"

734 BLP GROVES, LLC, a Florida limited liability company

By: /s/ Clayton G. Wilson
(Signed Name)

Its: Clayton G. Wilson, Manager

"BORROWER"

734 HARVEST, LLC, a Florida limited liability company

By: /s/ Jerry L. Brewer
(Signed Name)

Its: Jerry L. Brewer, Manager

Florida documentary stamp tax
in the amount of $119,000.00 calculated on the $34,000,000.00 total of the face amount of this Promissory Note and those of
Note A and Note C have been
paid on the counterpart of the Instrument being recorded in the Public Records of
Osceola County, Florida on or about the date hereof

STATE OF NEW YORK
S.S.
COUNTY OF NEW YORK

BEFORE ME, a Notary Public in and for said County and State on the date below, personally appeared Remy W. Trafelet, the manager of 734 CITRUS HOLDINGS, LLC, a Florida limited liability company, and acknowledged that he executed the foregoing instrument on behalf of said limited liability company.

Said person ( ) personally known to me or (x) produced a driver's license issued by New York    , a State of the United States which is either current or has been issued within the past five (5) years and bears a serial or other identification number.

IN WITNESS WHEREOF, I have affixed my notarial seal this 22nd day of December, 2012.

/s/ Gino Palacios
Signature of Notary Public)

Gino D. Palacios
(Printed Name of Notary Public)

My commission expires:     07/11/14

[NOTARY SEAL]

STATE OF FLORIDA
S.S.
COUNTY OF HILLSBOROUGH

BEFORE ME, a Notary Public in and for said County and State on the date below, personally appeared Thomas Brian Powers, the manger of 734 LMC GROVES, LLC, a Florida limited liability company, and acknowledged that he executed the foregoing instrument on behalf of said limited liability company.

Said person ( ) personally known to me or (x) produced a driver's license issued by     Florida    , a State of the United States which is either current or has been issued within the past five (5) years and bears a serial or other identification number.

IN WITNESS WHEREOF, I have affixed my notarial seal this 21st day of December, 2012.

/s/ Shannon Kalmbach
Signature of Notary Public)

Shannon Kalmback
(Printed Name of Notary Public)

My commission expires:     12/05/16

[NOTARY SEAL]

STATE OF FLORIDA
S.S.
COUNTY OF HILLSBOROUGH

BEFORE ME, a Notary Public in and for said County and State on the date below, personally appeared Clayton G. Wilson, the manger of 734 CO-OP GROVES, LLC, a Florida limited liability company, and acknowledged that he executed the foregoing instrument on behalf of said limited liability company.

Said person ( ) personally known to me or (x) produced a driver's license issued by Florida, a State of the United States which is either current or has been issued within the past five (5) years and bears a serial or other identification number.

IN WITNESS WHEREOF, I have affixed my notarial seal this 21st day of December, 2012.

/s/ Kimberly D. McGreal
Signature of Notary Public)

Kimberly D. McGreal
(Printed Name of Notary Public)

My commission expires:     12/29/13

[NOTARY SEAL]

STATE OF FLORIDA
S.S.
COUNTY OF HILLSBOROUGH

BEFORE ME, a Notary Public in and for said County and State on the date below, personally appeared Clayton G. Wilson, the manger of 734 BLP GROVES, LLC, a Florida limited liability company, and acknowledged that he executed the foregoing instrument on behalf of said limited liability company.

Said person ( ) personally known to me or (x) produced a driver's license issued by Florida, a State of the United States which is either current or has been issued within the past five (5) years and bears a serial or other identification number.

IN WITNESS WHEREOF, I have affixed my notarial seal this 21st day of December, 2012.

/s/ Kimberly D. McGreal
Signature of Notary Public)

Kimberly D. McGreal
(Printed Name of Notary Public)

My commission expires:     12/29/13

[NOTARY SEAL]

STATE OF FLORIDA
S.S.
COUNTY OF POLK

BEFORE ME, a Notary Public in and for said County and State on the date below, personally appeared Jerry L. Brewer, the manger of 734 HARVEST, LLC, a Florida limited liability company, and acknowledged that he executed the foregoing instrument on behalf of said limited liability company.

Said person ( ) personally known to me or (x) produced a driver's license issued by     Florida    , a State of the United States which is either current or has been issued within the past five (5) years and bears a serial or other identification number.

IN WITNESS WHEREOF, I have affixed my notarial seal this 21st day of December, 2012.

/s/ Shannon Kalmbach
Signature of Notary Public)

Shannon Kalmback
(Printed Name of Notary Public)

My commission expires:     12/05/16

[NOTARY SEAL]